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                                                                    EXHIBIT 21.1

                           SUBSIDIARIES OF REGISTRANT

      QRS 15 PAYING AGENT INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME QRS 15 PAYING AGENT INC.

      MODULE (DE) LMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME MODULE (DE) LMITED PARTNERSHIP.

      SUSPENSION (DE) QRS 15-1 INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME SUSPENSION (DE) QRS 15-1 INC.

      RII (CA) QRS 15-2, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME RII (CA) QRS 15-2, INC.

      ICG-GP (TX) QRS 15-3,INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME ICG-GP (TX) QRS 15-3,INC.

      ICG(TX) LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME ICG(TX) LIMITED PARTNERSHIP.

      ADVA 15 (GA) LLC, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME ADVA 15 (GA) LLC.

      ADV-QRS15(GA) QRS 15-4 INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME ADV-QRS15(GA) QRS 15-4 INC.

      GROCERY(OK) QRS 15-5, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME GROCERY(OK) QRS 15-5, INC.

      TRENDS (FL) QRS 15-6, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME TRENDS (FL) QRS 15-6, INC.

      ENERGY (NJ) QRS 15-10 INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME ENERGY (NJ) QRS 15-10 INC.

      ONE CABIN INTERIOR (FL) QRS 15-9 INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME ONE CABIN INTERIOR (FL) QRS 15-9 INC.

      THREE OVERHEAD LIGHTS QRS (DE) 15-11 INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME THREE OVERHEAD LIGHTS QRS (DE) 15-11 INC.

      THREE CABIN INTERIORS (MD),A MARYLAND BUSINESS TRUST, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND AND DOING BUSINESS UNDER THE NAME THREE CABIN INTERIORS (MD),A MARYLAND BUSINESS TRUST.

      DAN (FL) QRS 15-7 INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME DAN (FL) QRS 15-7 INC.

      SALTED PEANUTS (LA) QRS 15-13, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME SALTED PEANUTS (LA) QRS 15-13, INC.
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                           SUBSIDIARIES OF REGISTRANT
                                   (CONTINUED)

      BONE (DE) QRS 15-12, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME BONE (DE) QRS 15-12, INC.

      OPTICAL (CA) QRS 15-8, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME OPTICAL (CA) QRS 15-8, INC.

      OVERTAPE (CA) QRS 15-14, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME OVERTAPE (CA) QRS 15-14, INC.

      OX (AL) LLC, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME OX (AL) LLC.

      OX-GP (AL) QRS 15-15, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME OX-GP (AL) QRS 15-15, INC.

      LEADING ASP MD QRS 15-16 INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME LEADING ASP MD QRS 15-16 INC.

      MBM-BEEF (DE) QRS 15-18, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME MBM-BEEF (DE) QRS 15-18, INC.

      WELL (MULTI) QRS 15-17, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME WELL (MULTI) QRS 15-17, INC.

      WADD-II (TN) LP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME WADD-II (TN) LP.

      WADD-II GENERAL PARTNER (TN) QRS 15-19, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME WADD-II GENERAL PARTNER (TN) QRS 15-19, INC.

      CLEAR (NY) QRS 15-20, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME CLEAR (NY) QRS 15-20, INC.

      ANAD (DE) LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME ANAD (DE) LIMITED PARTNERSHIP.

      FRAME BOY (DE) QRS 15-23, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME FRAME BOY (DE) QRS 15-23, INC.

      MEDI (PA) LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME MEDI (PA) LIMITED PARTNERSHIP.

      MEDI (PA) QRS 15-21, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME MEDI (PA) QRS 15-21, INC.

      BOLT (DE) QRS 15-26, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME BOLT (DE) QRS 15-26, INC.
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                           SUBSIDIARIES OF REGISTRANT
                                   (CONTINUED)

      QSHIRE (IRELAND) QRS 15-29, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME QSHIRE (IRELAND) QRS 15-29, INC.

      QSHIRE (UK) QRS 15-30, INC, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME QSHIRE (UK) QRS 15-30, INC.

      AUTO LOAN LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AUTO LOAN LIMITED PARTNERSHIP.

      AUTOMONEY (TX) QRS 15-28, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AUTOMONEY (TX) QRS 15-28, INC.

      DEYKIN AVENUE (UK) QRS 15-22, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME DEYKIN AVENUE (UK) QRS 15-22, INC.

      HAMMER (DE) LP QRS 15-32, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME HAMMER (DE) LP QRS 15-32, INC.

      HAMMER (DE) LP QRS 15-33, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME HAMMER (DE) LP QRS 15-33, INC.

      WRENCH (DE) QRS 15-31, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME WRENCH (DE) QRS 15-31, INC.